                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC. 20549


                                  ----------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  ----------


                   DATE OF REPORT:        JANUARY 30, 2001
                                          ----------------
                                  (DATE OF EARLIEST EVENT REPORTED)



                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Florida                    000-25273                59-3422536
-----------------------------     ----------------       ----------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)           IDENTIFICATION NUMBER)


           360 Central Avenue
         St. Petersburg, Florida                                        33701
----------------------------------------                             ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


                                 (727) 803-2040
       -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Insurance Management Solutions Group, Inc. (the "Company") is filing this Current Report on Form 8-K to report (i) the filling of a vacancy on its Board of Directors and (ii) an approximate 10% cut in its total workforce.

                  On January 30, 2001, the Company's Board of Directors unanimously elected John S. McMullen as a Class III director to fill the vacancy created by the resignation of Jeffrey S. Bragg in January 2000. Mr. McMullen was elected to hold office until the 2001 Annual Meeting of Shareholders or until his successor is duly elected and qualified. As a result of Mr. McMullen's election, the Company's Board of Directors presently consists of ten (10) members.

                  Mr. McMullen, age 57, is the retired President and Chief Executive Officer of Florida Bank of Tampa (including its predecessor, First National Bank of Tampa (fka Enterprise National Bank of Tampa)), having served in such capacity from 1992 until 1999. He also served as a director of Florida Banks, Inc., a publicly-traded bank holding company and the parent company of Florida Bank of Tampa, from August, 1998 to March, 1999.

                  Prior to joining First National Bank of Tampa in 1992, Mr. McMullen spent 22 years with First Florida Bank, N.A. serving in various capacities, including Senior Vice President/Hillsborough Commercial Banking Group from 1990 to 1992 and Area Executive Vice President/Pinellas County from 1985 to 1990. Mr. McMullen has a B.S. in Finance and Marketing and an M.B.A. in Finance and Management from Florida State University.

                  On February 13, 2001, the Company cut 53 jobs, constituting approximately 10% of its total workforce. The reductions will represent savings of approximately $1.7 million in annual payroll and should have an immediate positive impact on the Company's cash flow. The reductions, which involved primarily information technology and claims administration personnel, occurred in areas where processes could be combined to reduce overall expenses. The Company also is exploring various other measures for reducing costs, including further reducing its sales and marketing expenses and re-evaluating its total space requirements in order to reduce total rent expenses.

                  A copy of the Company's press release, dated February 14, 2001, announcing the foregoing event is filed as Exhibit 99 to this current report on Form 8-K.

                  Certain statements contained in this report, including statements regarding the impact of certain cost-cutting measures on the Company's cash flow and profitability and the Company's ability to further reduce expenses, and other statements contained herein regarding matters that are not historical facts, are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, uncertainties regarding the market, acceptance of the Company's new service offerings, difficulties in developing new technological solutions for current and prospective customers, difficulties in obtaining new customers and retaining existing customers, difficulties in achieving expected expense reductions as a result of management initiatives, and those risks and uncertainties discussed in filings made by the Company with the Securities and Exchange Commission, including those risks and uncertainties contained under the heading "Item 1 Business Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           Not applicable

         (b)      Pro forma financial information.

                           Not applicable

         (c)      Exhibits.

  99     Press Release, dated February 14, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.


                                  By: /s/ David M. Howard
                                      -----------------------------------------
                                          David M. Howard
                                          President and Chief Executive Officer

Date: February 15, 2001

                                 EXHIBIT INDEX



EXHIBIT NO.          DESCRIPTION
-----------          -----------

    99               Press Release, dated February 14, 2001




















                                      E-1